Exhibit 99.1

News Release	News Release

MAGNUM HUNTER RESOURCES
ANNOUNCES CLOSING OF PUBLIC OFFERING OF
8.0% SERIES “D” PREFERRED STOCK

FOR IMMEDIATE RELEASE – Houston, TX – (Market Wire) – March 21, 2011 – Magnum Hunter Resources Corporation (NYSE: MHR) (NYSE Amex: MHR-PrC) (the “Company”) announced today that it has closed a public offering of 400,000 shares of its non-convertible 8.0% Series D Cumulative Preferred Stock (liquidation preference of $50.00 per share) at a public offering price of $47.00 per share.  The Company’s 8.0% Series D Cumulative Preferred Stock will trade on the NYSE AMEX under the ticker symbol “MHR.PR.D.”

Wunderlich Securities and McNicoll, Lewis & Vlak LLC acted as the joint book running managers for the offering.

The net proceeds to the Company from the offering were approximately $17.6 million, after deducting underwriting commissions and estimated offering expenses.  The Company intends to use net proceeds from the offering for capital expenditures, working capital, acquisitions, directly or indirectly, of oil and natural gas properties, repayment or refinancing of indebtedness, investments in its subsidiaries, or general corporate purposes.  Pending any specific application, the Company may initially invest funds in short-term marketable securities or apply them to the reduction of short-term indebtedness.

The offering was made pursuant to an effective shelf registration statement that the Company previously filed with the Securities and Exchange Commission.  This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Magnum Hunter Resources Corporation

Magnum Hunter Resources Corporation and subsidiaries are a Houston, Texas based independent exploration and production company engaged in the acquisition of exploratory leases and producing properties, secondary enhanced oil recovery projects, exploratory drilling, and production of oil and natural gas in the United States.  The Company is presently active in three of the highest rate of return unconventional shale plays in the United States today.

For more information, please view our website at www.magnumhunterresources.com/

Forward-Looking Statements

The statements and information contained in this press release that are not statements of historical fact, including all estimates and assumptions contained herein, are “forward looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward looking statements include, among others, statements, estimates and assumptions relating to the Company’s business and growth strategies, its oil and gas reserve estimates, its ability to successfully and economically explore for and develop oil and gas resources, its exploration and development prospects, future inventories, projects and programs, expectations relating to availability and costs of drilling rigs and field services, anticipated trends in the Company’s business or industry, the Company’s future results of operations, its liquidity and ability to finance our exploration and development activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation.  In addition, with respect to the Company’s pending acquisitions of NGAS Resources, Inc. (“NGAS”) and NuLoch Resources Inc. (“NuLoch”), forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of the proposed transactions; the ability to complete the proposed transactions considering the various closing conditions; the benefits of such transactions and their impact on the Company’s business; and any statements of assumptions underlying any of the foregoing.  In addition, if and when either proposed transaction is consummated, there will be risks and uncertainties related to the Company’s ability to successfully integrate the operations and employees of the Company and the acquired business.  Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “will”, “could”, “should”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “project”, “pursue”, “plan” or “continue” or the negative thereof or variations thereon or similar terminology.  These forward-looking statements are subject to numerous assumptions, risks, and uncertainties.  Factors that may cause our actual results, performance, or achievements to be materially different from those anticipated in forward-looking statements include, among other, the following: adverse economic conditions in the United States and globally; difficult and adverse conditions in the domestic and global capital and credit markets; changes in domestic and global demand for oil and natural gas; volatility in the prices the Company receives for its oil and natural gas; the effects of government regulation, permitting, and other legal requirements; future developments with respect to the quality of the Company’s properties, including, among other things, the existence of reserves in economic quantities; uncertainties about the estimates of the Company’s oil and natural gas reserves; the Company’s ability to increase its production and oil and natural gas income through exploration and development; the Company’s ability to successfully apply horizontal drilling techniques and tertiary recovery methods; the number of well locations to be drilled, the cost to drill, and the time frame within which they will be drilled; drilling and operating risks; the availability of equipment, such as drilling rigs and transportation pipelines; changes in the Company’s drilling plans and related budgets; and the adequacy of the Company’s capital resources and liquidity including, but not limited to, access to additional borrowing capacity.

With respect to the Company’s pending acquisitions, factors, risks and uncertainties that may cause actual results, performance or achievements to vary materially from those anticipated in forward-looking statements include, but are not limited to, the risk that either proposed transaction will not be consummated; failure to satisfy any of the conditions to either proposed transaction, such as in the case of the NGAS transaction the inability to obtain the requisite approvals of the NGAS shareholders and the Supreme Court of British Columbia, or in the case of the NuLoch transaction the inability to obtain the requisite approvals of NuLoch’s shareholders, the Company’s stockholders and the Court of Queen’s Bench of Alberta; adverse effects on the market price of the Company’s common stock or on its operating results because of a failure to complete either proposed transaction; failure to realize the expected benefits of either proposed transaction; negative effects of announcement or consummation of either proposed transaction on the market price of the Company’s common stock; significant transaction costs and/or unknown liabilities; general economic and business conditions that affect the companies following the proposed transaction; and other factors.  These factors are in addition to the risks described in the Company’s public filings made from time to time with the Securities and Exchange Commission.  Most of these factors are difficult to anticipate and beyond the Company’s control.  Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such statements.  Readers are cautioned not to place undue reliance on forward-looking statements, contained herein, which speak only as of the date of this document.  Other unknown or unpredictable factors may cause actual results to differ materially from those projected by the forward-looking statements.  Unless otherwise required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, including estimates, whether as a result of new information, future events, or otherwise.  The Company urges readers to review and consider disclosures it make in its public filings made from time to time with the Securities and Exchange Commission that discuss factors germane to its business, including its Annual Report on Form 10-K for the year ended December 31, 2010, as amended.  All forward-looking statements attributable to the Company are expressly qualified in their entirety by these cautionary statements.

Additional Information About the Proposed NuLoch Transaction

In connection with the proposed NuLoch transaction, the Company has filed a preliminary proxy statement and will file a definitive proxy statement with the Securities and Exchange Commission (“SEC”). The information contained in the preliminary filing is not complete and may be changed. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

The definitive proxy statement will be mailed to the Company’s stockholders seeking their approval of the issuance of the Company shares as consideration for the proposed transaction, including the Company shares issuable upon exchange of certain exchangeable shares that may be issued in connection with the transaction.  The Company’s stockholders may also obtain a copy of the definitive proxy statement free of charge once it is available by directing a request to: Magnum Hunter Resources Corporation at 832-369-6986 or 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056 Attention: Investor Relations. In addition, the preliminary proxy statement is, and the definitive proxy statement and other relevant materials filed with the SEC will be, available free of charge at the SEC’s website at www.sec.gov or stockholders may access copies of such documentation filed with the SEC by the Company by visiting the Investors section of the Company’s website at www.magnumhunterresources.com.

Participants in the Solicitation

The Company and its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.  Information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation is available in the preliminary proxy statement for the Company’s 2011 Annual Meeting of Stockholders, which was filed with the SEC on March 16, 2011.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Company shares and the exchangeable shares to be issued in the proposed transaction in exchange for NuLoch shares have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The Company intends to issue such shares pursuant to the exemption from registration set forth in Section 3(a)(10) of the Securities Act. The arrangement agreement for the transaction contemplates that the issuance of the Company shares upon exchange of the exchangeable shares will be registered under the Securities Act.

Additional Information About the Proposed NGAS Transaction

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  In connection with the proposed NGAS transaction, NGAS has filed a proxy statement and NGAS and the Company will file other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS OF NGAS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Investors and security holders may obtain a free copy of the proxy statement and any other documents filed by the Company and NGAS with the SEC at the SEC’s website at www.sec.gov.  The proxy statement and such other documents filed by NGAS may also be obtained for free by contacting NGAS at 959-263-3948 or 120 Prosperous Place, Suite 201, Lexington, Kentucky 40509-1844 or by visiting NGAS’s website at www.ngas.com.  Copies of any materials filed by the Company may also be obtained for free by contacting Magnum Hunter at 832-369-6986 or 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056 Attention: Investor Relations or by visiting the Company’s website at www.magnumhunterresources.com.

Participants in the Solicitation

The Company, NGAS and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of NGAS shareholders in connection with the proposed transaction.  Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the preliminary proxy statement for the Company’s 2011 Annual Meeting of Shareholders, which was filed with the SEC on March 16, 2011, and the proxy statement of NGAS relating to the proposed transaction, and other relevant materials filed with the SEC when they become available.  Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of NGAS’s executive officers and directors in the solicitation by reading the proxy statement for NGAS’s 2010 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2010, and NGAS’s proxy statement relating to the proposed transaction which was filed with the SEC on March 9, 2011, and other relevant materials to be filed with the SEC when they become available.  Certain executives and directors of NGAS Resources, Inc. have interests in the proposed transaction that may differ from the interests of NGAS’s shareholders generally, including benefits conferred under severance, retention and change of control arrangements and continuation of director and officer insurance and indemnification.  These interests and any additional benefits in connection with the proposed transaction are described in the proxy statement.

Magnum Hunter Contact:	M. Bradley Davis
Senior Vice President of Capital Markets
bdavis@magnumhunterresources.com
(832) 203-4545